UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of October 1, 2007, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2007-10
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust 2007-10

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-21	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01                      Other Events

Description of the Certificates and the Mortgage Pool

On October 31, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-10 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of forty-seven classes of certificates (collectively, the “Certificates”), designated as the

“Class 1A1A Certificates”, the “Class 1A1B Certificates”, the “Class 2A1A Certificates”, the “Class 22AA Certificates”, the “Class 2A2A Certificates”, the “Class 2A2B Certificates”, the “Class 212B Certificates”, the “Class 2A2IO Certificates”, the “Class 2A3A Certificates”, the “Class 2A3B Certificates”, the “Class 2A3IO Certificates”, the “Class 2A4A Certificates”, the “Class 2A4B Certificates”, “Class 2A5A Certificates”, the “Class 2A5B Certificates”, the “Class 31AA Certificates”, the “Class 3A1A Certificates”, the “Class 3A1B Certificates”, the “Class 3A1C Certificates”, the “Class 31AB Certificates”, the “Class 3A1IO Certificates”, the “Class 3A2A Certificates”, the “Class 3A2B Certificates”, the “Class 3A3A Certificates”, the “Class 3A3B Certificates”,  the “Class 1B1 Certificates”, the “Class 1B2 Certificates”, the “Class 1B3 Certificates”, the “Class 1B4 Certificates”, the “Class 1B5 Certificates”, the “Class 1B6 Certificates”, the “Class 1R Certificates”, the “Class 2B1 Certificates,” the “Class 2B2 Certificates”, the “Class 2B3 Certificates”, the “Class 2B4 Certificates”, the “Class 2B5 Certificates”, the “Class 2B6 Certificates, the “Class 2R Certificates”, the “Class 3B1 Certificates”, the “Class 3B2 Certificates”, the “Class 3B3 Certificates”, the “Class 3B4 Certificates”, the “Class 3B5 Certificates”, the “Class 3B6 Certificates”, the “Class 3P Certificates” and the “Class 3R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,141,379,050 as of October 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 31, 2007 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp.  The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated October 31, 2007, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated October 31, 2007, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance ($) (1)	Pass-Through Rate
1A1A	190,071,000	Variable(2)
1A1B	11,169,000	Variable(2)
1B1	2,378,000	Variable(2)
1B2	1,241,000	Variable(2)
1B3	517,000	Variable(2)
1R	100.37	Variable(2)
2A1A	5,162,000	Variable(2)
22AA	377,958,000	Variable(2)
2A2A	100,000,000	Variable(2)
2A2B	5,820,000	Variable(2)
212B	24,180,000	Variable(2)
2A2IO	N/A(2)	Variable (2)
2A3A	27,183,000	Variable(2)
2A3B	1,345,000	Variable(2)
2A3IO	N/A(2)	Variable (2)
2A4A	34,409,000	Variable(2)
2A4B	1,703,000	Variable(2)
2A5A	31,754,000	Variable(2)
2A5B	1,571,000	Variable(2)
2B1	11,838,000	Variable(2)
2B2	5,439,000	Variable(2)
2B3	2,560,000	Variable(2)
2R	100.33	Variable(2)
31AA	25,000,000	Variable(2)
3A1A	118,475,000	Variable(2)
3A1B	32,310,000	Variable(2)
3A1C	17,883,000	Variable(2)
31AB	26,837,000	Variable(2)
3A1IO	N/A(2)	Variable
3A2A	8,744,000	Variable(2)
3A2B	1,212,000	Variable(2)
3A3A	28,315,000	Variable(2)
3A3B	3,925,000	Variable(2)
3B1	18,712,000	Variable(2)
3B2	3,242,000	Variable(2)
3B3	1,768,000	Variable(2)
3R	99.51	Variable(2)
(1) Approximate.
(2) Calculated as described in the prospectus supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $9,310,000 initial principal amount of Class 1B4 Certificates, $310,000,000 initial principal amount of Class 1B5 Certificates, $207,370 initial principal amount of Class 1B6 Certificates, $5,119,000 initial principal amount of Class 2B4 Certificates, $1,599,000 initial principal amount of Class 2B5 Certificates and $2,240,392 initial principal amount of Class 2B6 Certificates, $207,370 initial principal amount of the Class 3B4 Certificates, $2,652,000 initial principal amount of Class 3B5 Certificates, $3,094,888 initial principal amount of Class 3B6 Certificates (the “Private Certificates”) to Citigroup Global Markets, Inc. on October 31, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the 1B4, 1B5, 1B6, 2B4, 2B5, 2B6, 3B4, 3B5, 3B6 and 3P Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 31, 2007 and the Prospectus Supplement, dated October 31, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 1B4, 1B5, 1B6, 2B4, 2B5, 2B6, 3B4, 3B5, 3B6 and 3P Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

                           (a)           Not applicable

                           (b)           Not applicable

                           (c)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 31, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-10 Certificates.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-10 Certificates.

99.1
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser.

99.2
Amendment Reg AB, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller, to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between the seller and the purchaser.

99.3	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and CitiMortgage, Inc.

99.4	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.

99.5
First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer to the Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.

99.6	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., Wells Fargo Bank, N.A. and CitiMortgage, Inc..

99.7
Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2003, and as amended and restated on May 1, 2005, between Citigroup Global Markets Realty Corp. as Purchaser and National City Mortgage Co. as the Company.

99.8
Amendment No. One to the Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of April 5, 2006, by and between, National City Mortgage Co. as Seller and Citigroup Global Markets Realty Corp. as Purchaser.

99.9	Servicer Acknowledgment, dated October 31, 2007, among National City Mortgage Co., Citigroup Global Markets Realty Corp. and CitiMortgage, Inc.

99.10
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.11
Amendment Number One, dated as of February 22, 2006, between Citigroup Global Markets Realty Corp. as Purchaser and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.12
Amendment Number Two, dated as of March 16, 2007, between Citigroup Global Markets Realty Corp. as Purchase and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.13	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., SunTrust Mortgage, Inc. and CitiMortgage, Inc.

99.14
Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser. Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.15
Amendment Number One, dated as of December 28, 2005, by and between CitiMortgage, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser, to Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, by and between seller and purchaser.

99.16	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., CitiMortgage, Inc. and CitiMortgage, Inc.

99.17
Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2007, among Citigroup Global Markets Realty Corp. as Initial Purchaser, GreenPoint Mortgage Funding, Inc. as Seller and Servicer and North Fork Bank as Seller.

99.18	Servicer Acknowledgment, dated October 31, 2007, among GreenPoint Mortgage Funding, Inc., Citigroup Global Markets Realty Corp. and CitiMortgage, Inc.

99.19	Servicing Agreement, dated as of September 1, 2007, Citigroup Global Markets Realty Corp. as owner and Citi Residential Lending Inc.

99.20	Servicer Acknowledgment, dated October 31, 2007, among Citi Residential Lending Inc., Citigroup Global Markets Realty Corp. and CitiMortgage, Inc.

99.21
Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.22
Amendment Number One, dated as of February 8, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.23
Amendment Number Two, dated as of April 23, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 6, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew Bollo
Name:	Matthew Bollo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 31, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-10 Certificates.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-10 Certificates.

99.1
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser.

99.2
Amendment Reg AB, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller, to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between the seller and the purchaser.

99.3	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and CitiMortgage, Inc.

99.4	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.

99.5
First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer to the Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, between Citigroup Global Markets Realty Corp. as Owner and Wells Fargo Bank, N.A. as Servicer.

99.6	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., Wells Fargo Bank, N.A. and CitiMortgage, Inc.

99.7
Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2003, and as amended and restated on May 1, 2005, between Citigroup Global Markets Realty Corp. as Purchaser and National City Mortgage Co. as the Company.

99.8
Amendment No. One to the Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of April 5, 2006, by and between, National City Mortgage Co. as Seller and Citigroup Global Markets Realty Corp. as Purchaser.

99.9	Servicer Acknowledgment, dated October 31, 2007, among National City Mortgage Co., Citigroup Global Markets Realty Corp. and CitiMortgage, Inc.

99.10
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.11
Amendment Number One, dated as of February 22, 2006, between Citigroup Global Markets Realty Corp. as Purchaser and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.12
Amendment Number Two, dated as of March 16, 2007, between Citigroup Global Markets Realty Corp. as Purchase and SunTrust Mortgage, Inc. as Seller to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as Initial Purchaser and SunTrust Mortgage, Inc. as Seller and Servicer.

99.13	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., SunTrust Mortgage, Inc. and CitiMortgage, Inc.

99.14
Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser. Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.15
Amendment Number One, dated as of December 28, 2005, by and between CitiMortgage, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser, to Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, by and between seller and purchaser.

99.16	Servicer Acknowledgment Letter, dated October 31, 2007, among Citigroup Global Markets Realty Corp., CitiMortgage, Inc. and CitiMortgage, Inc.

99.17
Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2007, among Citigroup Global Markets Realty Corp. as Initial Purchaser, GreenPoint Mortgage Funding, Inc. as Seller and Servicer and North Fork Bank as Seller.

99.18	Servicer Acknowledgment, dated October 31, 2007, among GreenPoint Mortgage Funding, Inc., Citigroup Global Markets Realty Corp. and CitiMortgage, Inc.

99.19	Servicing Agreement, dated as of September 1, 2007, Citigroup Global Markets Realty Corp. as owner and Citi Residential Lending Inc.

99.20	Servicer Acknowledgment, dated October 31, 2007, among Citi Residential Lending Inc., Citigroup Global Markets Realty Corp. and CitiMortgage, Inc. as servicer

99.21
Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.22
Amendment Number One, dated as of February 8, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.

99.23
Amendment Number Two, dated as of April 23, 2007, between Citigroup Global Markets Realty Corp. as Purchaser and Opteum Financial Services, LLC as Seller to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of September 1, 2006, between Citigroup Global Markets Realty Corp. as Initial Purchaser and Opteum Financial Services, LLC as Seller and Servicer.